Exhibit 10.13

Director Indemnification Agreements

The following current directors of Cerecor Inc. are each a party to a Director Indemnification Agreement with Cerecor Inc. Such Director Indemnification Agreements are consistent in all material respects with the Form of Director Indemnification Agreement which is filed as Exhibit 10.12 to Amendment No. 1 to Cerecor Inc.’s Registration Statement on Form S-1 (File No. 333-204905) filed on June 12, 2015.

Directors:

Eugene A. Bauer

Isaac Blech

Phil Gutry

Uli Hacksell

Blake M. Paterson

Magnus Persson

Behshad Sheldon